
                                                                KIMBERLY-CLARK CORPORATION

                                                                                                   Exhibit No. 99
                                                              SELECTED INCOME STATEMENT DATA
                                                                  YEAR ENDED DECEMBER 31

                                                         1998                                  1999
                                             ------------------------------        ------------------------------
     ($ millions)                            AS REPORTED    AS RECLASSIFIED        AS REPORTED    AS RECLASSIFIED

NET SALES . . . . . . . . . . . . . . . . . .  $12,297.8          $11,261.4          $13,006.8          $11,901.0
COST OF PRODUCTS SOLD . . . . . . . . . . . .    7,700.2            7,704.3            7,681.6            7,685.5
                                               ---------          ---------          ---------          ---------

GROSS PROFIT. . . . . . . . . . . . . . . . .    4,597.6            3,557.1            5,325.2            4,215.5
EXPENSES:
  Advertising, promotion and selling expenses    1,937.4              896.9            2,097.8              988.1
  Research. . . . . . . . . . . . . . . . . .      224.8              224.8              249.8              249.8
  General . . . . . . . . . . . . . . . . . .      717.0              717.0              707.4              707.4
  Goodwill amortization . . . . . . . . . . .       33.3               33.3               41.8               41.8
  Other (income) expense, net*. . . . . . . .      (12.6)             (12.6)            (207.0)            (207.0)
                                               ---------          ---------          ---------          ---------
                                                 2,899.9            1,859.4            2,889.8            1,780.1
                                               ---------          ---------          ---------          ---------

OPERATING PROFIT. . . . . . . . . . . . . . .  $ 1,697.7          $ 1,697.7          $ 2,435.4          $ 2,435.4
                                               =========          =========          =========          =========

     *  -  includes  restructuring  expense  in  1998  and  1999




                                                                KIMBERLY-CLARK CORPORATION

                                                              SELECTED INCOME STATEMENT DATA
                                                                  YEAR ENDED DECEMBER 31

                                                         2000                                  2001
                                             ------------------------------        ------------------------------
     ($ millions)                            AS REPORTED    AS RECLASSIFIED        AS REPORTED    AS RECLASSIFIED

NET SALES . . . . . . . . . . . . . . . . . .  $13,982.0          $12,909.5          $14,524.4          $13,287.6
COST OF PRODUCTS SOLD . . . . . . . . . . . .    8,228.5            8,232.8            8,615.5            8,618.0
                                               ---------          ---------          ---------          ---------

GROSS PROFIT. . . . . . . . . . . . . . . . .    5,753.5            4,676.7            5,908.9            4,669.6
EXPENSES:
  Advertising, promotion and selling expenses    2,122.7            1,045.9            2,334.4            1,095.1
  Research. . . . . . . . . . . . . . . . . .      277.4              277.4              295.3              295.3
  General . . . . . . . . . . . . . . . . . .      742.1              742.1              767.9              767.9
  Goodwill amortization . . . . . . . . . . .       81.7               81.7               89.4               89.4
  Other (income) expense, net . . . . . . . .     (104.2)            (104.2)              83.7               83.7
                                               ---------          ---------          ---------          ---------
                                                 3,119.7            2,042.9            3,570.7            2,331.4
                                               ---------          ---------          ---------          ---------

OPERATING PROFIT. . . . . . . . . . . . . . .  $ 2,633.8          $ 2,633.8          $ 2,338.2          $ 2,338.2
                                               =========          =========          =========          =========







                                              Selected  Income  Statement  Data  -  Percent  of  Net  Sales

                                                         1998                                  1999
                                             ------------------------------        ------------------------------
                                             AS REPORTED    AS RECLASSIFIED        AS REPORTED    AS RECLASSIFIED

NET SALES . . . . . . . . . . . . . . . . . .  100.0%             100.0%             100.0%             100.0%
COST OF PRODUCTS SOLD . . . . . . . . . . . .   62.6%              68.4%              59.1%              64.6%
                                               ------             ------             ------             ------

GROSS PROFIT. . . . . . . . . . . . . . . . .   37.4%              31.6%              40.9%              35.4%
EXPENSES:
  Advertising, promotion and selling expenses   15.8%               8.0%              16.1%               8.3%
  Research. . . . . . . . . . . . . . . . . .    1.8%               2.0%               1.9%               2.1%
  General . . . . . . . . . . . . . . . . . .    5.8%               6.4%               5.4%               5.9%
  Goodwill amortization . . . . . . . . . . .    0.3%               0.3%               0.3%               0.4%
  Other (income) expense, net . . . . . . . .   -0.1%              -0.1%              -1.6%              -1.7%
                                               ------             ------             ------             ------
                                                23.6%              16.5%              22.2%              15.0%
                                               ------             ------             ------             ------
OPERATING PROFIT. . . . . . . . . . . . . . .   13.8%              15.1%              18.7%              20.5%
                                               ======             ======             ======             ======










                                              Selected  Income  Statement  Data  -  Percent  of  Net  Sales

                                                         2000                                  2001
                                             ------------------------------        ------------------------------
                                             AS REPORTED    AS RECLASSIFIED        AS REPORTED    AS RECLASSIFIED

NET SALES . . . . . . . . . . . . . . . . . .  100.0%             100.0%             100.0%             100.0%
COST OF PRODUCTS SOLD . . . . . . . . . . . .   58.9%              63.8%              59.3%              64.9%
                                               ------             ------             ------             ------

GROSS PROFIT. . . . . . . . . . . . . . . . .   41.1%              36.2%              40.7%              35.1%
EXPENSES:
  Advertising, promotion and selling expenses   15.2%               8.1%              16.1%               8.2%
  Research. . . . . . . . . . . . . . . . . .    2.0%               2.1%               2.0%               2.2%
  General . . . . . . . . . . . . . . . . . .    5.3%               5.7%               5.3%               5.8%
  Goodwill amortization . . . . . . . . . . .    0.6%               0.6%               0.6%               0.7%
  Other (income) expense, net . . . . . . . .   -0.7%              -0.8%               0.6%               0.6%
                                               ------             ------             ------             ------
                                                22.3%              15.8%              24.6%              17.5%
                                               ------             ------             ------             ------

OPERATING PROFIT. . . . . . . . . . . . . . .   18.8%              20.4%              16.1%              17.6%
                                               ======             ======             ======             ======






                                                                KIMBERLY-CLARK CORPORATION
                                                      Selected  2001 Quarterly Income  Statement  Data

                                                    1st Quarter                              2nd Quarter
                                             ------------------------------        ------------------------------
                                             AS REPORTED    AS RECLASSIFIED        AS REPORTED    AS RECLASSIFIED


NET SALES . . . . . . . . . . . . . . . . . .  $3,608.4           $3,323.2           $3,534.2           $3,245.3
COST OF PRODUCTS SOLD . . . . . . . . . . . .   2,151.0            2,152.5            2,103.7            2,104.5
                                               --------           --------           --------           --------

GROSS PROFIT. . . . . . . . . . . . . . . . .   1,457.4            1,170.7            1,430.5            1,140.8
EXPENSES:
  Advertising, promotion and selling expenses     555.1              268.4              552.5              262.8
  Research. . . . . . . . . . . . . . . . . .      68.7               68.7               73.2               73.2
  General . . . . . . . . . . . . . . . . . .     178.5              178.5              183.7              183.7
  Goodwill amortization . . . . . . . . . . .      21.8               21.8               22.5               22.5
  Other (income) expense, net . . . . . . . .       2.2                2.2                8.0                8.0
                                               --------           --------           --------           --------
                                                  826.3              539.6              839.9              550.2
                                               --------           --------           --------           --------

OPERATING PROFIT. . . . . . . . . . . . . . .  $  631.1           $  631.1           $  590.6           $  590.6
                                               ========           ========           ========           ========



                                                      Selected  2001 Quarterly Income  Statement  Data

                                                    3rd Quarter                              4th Quarter
                                             ------------------------------        ------------------------------
                                             AS REPORTED    AS RECLASSIFIED        AS REPORTED    AS RECLASSIFIED

NET SALES . . . . . . . . . . . . . . . . . .  $3,710.0           $3,373.7           $3,671.8           $3,345.4
COST OF PRODUCTS SOLD . . . . . . . . . . . .   2,161.8            2,162.7            2,199.0            2,198.3
                                               --------           --------           --------           --------

GROSS PROFIT. . . . . . . . . . . . . . . . .   1,548.2            1,211.0            1,472.8            1,147.1
EXPENSES:
  Advertising, promotion and selling expenses     616.1              278.9              610.7              285.0
  Research. . . . . . . . . . . . . . . . . .      73.9               73.9               79.5               79.5
  General . . . . . . . . . . . . . . . . . .     189.0              189.0              216.7              216.7
  Goodwill amortization . . . . . . . . . . .      22.7               22.7               22.4               22.4
  Other (income) expense, net . . . . . . . .      17.4               17.4               56.1               56.1
                                               --------           --------           --------           --------
                                                  919.1              581.9              985.4              659.7
                                               --------           --------           --------           --------

OPERATING PROFIT. . . . . . . . . . . . . . .  $  629.1           $  629.1           $  487.4           $  487.4
                                               ========           ========           ========           ========






                                           Selected  2001 Quarterly Income  Statement  Data - Percent of Net Sales

                                                    1st Quarter                              2nd Quarter
                                             ------------------------------        ------------------------------
                                             AS REPORTED    AS RECLASSIFIED        AS REPORTED    AS RECLASSIFIED

NET SALES . . . . . . . . . . . . . . . . . .  100.0%             100.0%             100.0%             100.0%
COST OF PRODUCTS SOLD . . . . . . . . . . . .   59.6%              64.8%              59.5%              64.8%
                                               ------             ------             ------             ------

GROSS PROFIT. . . . . . . . . . . . . . . . .   40.4%              35.2%              40.5%              35.2%
EXPENSES:
  Advertising, promotion and selling expenses   15.4%               8.1%              15.6%               8.1%
  Research. . . . . . . . . . . . . . . . . .    1.9%               2.1%               2.1%               2.3%
  General . . . . . . . . . . . . . . . . . .    4.9%               5.4%               5.2%               5.7%
  Goodwill amortization . . . . . . . . . . .    0.6%               0.7%               0.6%               0.7%
  Other (income) expense, net . . . . . . . .    0.1%               0.1%               0.2%               0.2%
                                               ------             ------             ------             ------
                                                22.9%              16.2%              23.8%              17.0%
                                               ------             ------             ------             ------

OPERATING PROFIT. . . . . . . . . . . . . . .   17.5%              19.0%              16.7%              18.2%
                                               ======             ======             ======             ======






                                           Selected  2001 Quarterly Income  Statement  Data - Percent of Net Sales

                                                    3rd Quarter                              4th Quarter
                                             ------------------------------        ------------------------------
                                             AS REPORTED    AS RECLASSIFIED        AS REPORTED    AS RECLASSIFIED

NET SALES . . . . . . . . . . . . . . . . . .  100.0%             100.0%             100.0%             100.0%
COST OF PRODUCTS SOLD . . . . . . . . . . . .   58.3%              64.1%              59.9%              65.7%
                                               ------             ------             ------             ------

GROSS PROFIT. . . . . . . . . . . . . . . . .   41.7%              35.9%              40.1%              34.3%
EXPENSES:
  Advertising, promotion and selling expenses   16.6%               8.3%              16.6%               8.5%
  Research. . . . . . . . . . . . . . . . . .    2.0%               2.2%               2.2%               2.4%
  General . . . . . . . . . . . . . . . . . .    5.1%               5.6%               5.9%               6.5%
  Goodwill amortization . . . . . . . . . . .    0.6%               0.7%               0.6%               0.7%
  Other (income) expense, net . . . . . . . .    0.5%               0.5%               1.5%               1.7%
                                               ------             ------             ------             ------
                                                24.8%              17.2%              26.8%              19.7%
                                               ------             ------             ------             ------

OPERATING PROFIT. . . . . . . . . . . . . . .   17.0%              18.6%              13.3%              14.6%
                                               ======             ======             ======             ======




                          KIMBERLY-CLARK CORPORATION

                         NET SALES BY BUSINESS SEGMENT
                            YEAR ENDED DECEMBER 31


        ($ millions)                    AS REPORTED          AS RECLASSIFIED
                                        ___________          _______________

1999
  Personal Care........................   $ 5,138.1                $ 4,695.2
  Consumer Tissue......................     4,855.0                  4,266.1
  Business-to-Business.................     3,156.6                  3,082.6
  Intersegment Sales...................      (142.9)                  (142.9)
                                          _________                _________
    Total..............................   $13,006.8                $11,901.0
                                          =========                =========

2000
  Personal Care........................   $ 5,437.6                $ 4,959.9
  Consumer Tissue......................     5,061.3                  4,552.0
  Business-to-Business.................     3,678.9                  3,593.4
  Intersegment Sales...................      (195.8)                  (195.8)
                                          _________                _________
    Total..............................   $13,982.0                $12,909.5
                                          =========                =========

2001
  Personal Care........................   $ 5,677.6                $ 5,156.6
  Consumer Tissue......................     5,383.5                  4,747.9
  Business-to-Business.................     3,624.8                  3,544.6
  Intersegment Sales...................      (161.5)                  (161.5)
                                          _________                _________
    Total..............................   $14,524.4                $13,287.6
                                          =========                =========



                          KIMBERLY-CLARK CORPORATION

                 2001 QUARTERLY NET SALES BY BUSINESS SEGMENT


        ($ millions)                    AS REPORTED          AS RECLASSIFIED
                                        ___________          _______________

1ST QUARTER
  Personal Care.......................    $1,377.1                 $1,259.1
  Consumer Tissue.....................     1,377.0                  1,231.5
  Business-to-Business................       903.4                    881.7
  Intersegment Sales..................       (49.1)                   (49.1)
                                          ________                 ________
    Total.............................    $3,608.4                 $3,323.2
                                          ========                 ========

2ND QUARTER
  Personal Care.......................    $1,413.7                 $1,282.6
  Consumer Tissue.....................     1,244.4                  1,106.4
  Business-to-Business................       914.0                    894.2
  Intersegment Sales..................       (37.9)                   (37.9)
                                          ________                 ________
    Total.............................    $3,534.2                 $3,245.3
                                          ========                 ========

3RD QUARTER
  Personal Care.......................    $1,473.6                 $1,330.8
  Consumer Tissue.....................     1,358.3                  1,183.8
  Business-to-Business................       915.0                    896.0
  Intersegment Sales..................       (36.9)                   (36.9)
                                          ________                 ________
    Total.............................    $3,710.0                 $3,373.7
                                          ========                 ========

4TH QUARTER
  Personal Care.......................    $1,413.2                 $1,284.1
  Consumer Tissue.....................     1,403.8                  1,226.2
  Business-to-Business................       892.4                    872.7
  Intersegment Sales..................       (37.6)                   (37.6)
                                          ________                 ________
    Total.............................    $3,671.8                 $3,345.4
                                          ========                 ========




                          KIMBERLY-CLARK CORPORATION

                         NET SALES BY GEOGRAPHIC AREA
                            YEAR ENDED DECEMBER 31


        ($ millions)                    AS REPORTED          AS RECLASSIFIED
                                        ___________          _______________

1999
  United States.......................    $ 8,392.5                $ 7,790.0
  Canada..............................        843.4                    806.0
  Less: intergeographic items.........       (507.4)                  (507.4)
                                          _________                _________
    North America.....................      8,728.5                  8,088.6
  Europe..............................      2,544.7                  2,219.5
  Asia, Latin America and Other.......      2,084.6                  1,943.9
                                          _________                _________
    Combined..........................     13,357.8                 12,252.0
    Less: intergeographic items.......       (351.0)                  (351.0)
                                          _________                _________
  Consolidated........................    $13,006.8                $11,901.0
                                          =========                =========

2000
  United States.......................    $ 9,059.4                $ 8,460.5
  Canada..............................        990.3                    954.2
  Less: intergeographic items.........       (673.5)                  (673.5)
                                          _________                _________
    North America.....................      9,376.2                  8,741.2
  Europe..............................      2,474.5                  2,201.7
  Asia, Latin America and Other.......      2,680.5                  2,515.8
                                          _________                _________
    Combined..........................     14,531.2                 13,458.7
    Less: intergeographic items.......       (549.2)                  (549.2)
                                          _________                _________
  Consolidated........................    $13,982.0                $12,909.5
                                          =========                =========

2001
  United States.......................    $ 9,327.7                $ 8,638.3
  Canada..............................        938.3                    900.7
  Less: intergeographic items.........       (694.7)                  (694.7)
                                          _________                _________
    North America.....................      9,571.3                  8,844.3
  Europe..............................      2,648.4                  2,341.3
  Asia, Latin America and Other.......      2,864.4                  2,661.7
                                          _________                _________
    Combined..........................     15,084.1                 13,847.3
    Less: intergeographic items.......       (559.7)                  (559.7)
                                          _________                _________
  Consolidated........................    $14,524.4                $13,287.6
                                          =========                =========